UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 19, 2023

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 High Street
Boston , MA	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2023, Eastern Bankshares, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the appointment of Denis K. Sheahan, the current Chairman, President, and Chief Executive Officer of Cambridge Bancorp (“Cambridge”) as Chief Executive Officer of the Company, effective upon and subject to the closing of the prospective merger of the Company and Cambridge pursuant to an Agreement and Plan of Merger, dated September 19, 2023, by and between the Company, Cambridge, Eastern Bank, Citadel MS 2023, and Cambridge Trust Company.

The Board of Directors of the Company approved compensation for Mr. Sheahan on June 27, 2024. In addition to the compensation arrangements and agreements previously disclosed, Mr. Sheahan’s compensation will include an initial annual base salary of $800,000. He will also be eligible to receive a short-term cash incentive plan award, based on performance, at a target of 90% of his annual eligible base salary through participation in the Company’s Management Incentive Plan. In addition, he will be eligible to receive a long-term equity incentive award pursuant to the Eastern Bankshares, Inc. 2021 Equity Incentive Plan at a target of 135% of his annual base salary. The Company anticipates that 60% of this long-term equity incentive award will be comprised of performance share units, calculated at the end of a three-year vesting period, and the remaining 40% will be comprised of restricted stock units that will vest annually in three equal tranches, subject to continued employment. Mr. Sheahan will also be eligible to participate in the Company’s comprehensive employee benefits and retirement programs.

The summary of Mr. Sheahan’s compensation arrangements included in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Offer Letter between Mr. Sheahan and the Company, which will be attached as an exhibit to the Corporation’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: July 1, 2024	By:	/s/ Kathleen C. Henry
Kathleen C. Henry
EVP, General Counsel & Corporate Secretary